UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                      ___________________________________

                                   FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                  July 5, 2006


	                    HARRIS & HARRIS GROUP, INC.
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                   (Exact name of registrant as specified in its charter)



	 New York	           0-11576	               13-3119827
(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
    of incorporation)                                      Identification No.)



                              111 West 57th Street
                            New York, New York  10019
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               (Address of principal executive offices and zip code)


	Registrant's telephone number, including area code:   (212) 582-0900



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Item 8.01.  Other Events.


Effective as of July 5, 2006, the Board of Directors of Harris & Harris Group, Inc. has terminated The Bank of New York as transfer agent of the Company and has appointed American Stock Transfer & Trust Company as the new transfer agent.

Shareholders may contact the new transfer agent as follows:

American Stock Transfer & Trust Company
Shareholder Relations
59 Maiden Lane ? Plaza Level
New York, NY 10038
PH: 800-937-5449
Fax: 718-236-2641
Email: info@amstock.com


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:	July 5, 2006	                     HARRIS & HARRIS GROUP, INC.



      					     By: /s/ Douglas W. Jamison
                                                 -----------------------
				     	        Douglas W. Jamison
						Chief Financial Officer



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